Business Combinations	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations

Note C: Business Combinations

In the first quarter 2016, the Corporation acquired the outstanding stock of Rocky Mountain Materials and Asphalt, Inc. and Rocky Mountain Premix, Inc. The acquisition provides more than 500 million tons of mineral reserves and expands the Corporation’s presence along the Front Range of the Rocky Mountains, home to 80% of Colorado’s population. The acquired operations are reported through the West Group. The Corporation has recorded preliminary fair values of the assets acquired and liabilities assumed; however, the transaction purchase consideration is subject to a normal post-closing working capital adjustment. Therefore, the measurement period for accounts receivable and goodwill remains open as of December 31, 2016.

During the third quarter 2016, the Corporation acquired the remaining interest in Ratliff Ready-Mix, L.P. (“Ratliff”), which operates ready mixed concrete plants in central Texas. These operations are reported in the West Group.  Prior to the acquisition, the Corporation owned a 40% interest in Ratliff which was accounted for under the equity method. The Corporation was required to remeasure the existing 40% interest in Ratliff at fair value upon closing of the transaction, resulting in a gain of $5,863,000, which is recorded in other nonoperating income, net. The Corporation recorded preliminary fair values of the assets acquired and liabilities assumed; however, certain amounts are subject to change upon review of the seller’s final tax return. Therefore, the measurement period for deferred income tax accounts and goodwill remains open as of December 31, 2016.

The impact of these acquisitions on the operating results was not considered material; therefore, pro forma financial information is not included.